                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                Amendment No. 1
                                       to

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         STERIGENICS INTERNATIONAL, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Delaware                                   95-3323502
----------------------------------------            ----------------------
(STATE OF INCORPORATION OR ORGANIZATION)               (I.R.S. Employer
                                                    Identification Number)


        4020 Clipper Court
        Fremont, California                                  94538
----------------------------------------                  ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

      TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
      TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
         Not Applicable                                  Not Applicable
      -------------------                      ------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                         COMMON STOCK, $0.001 PAR VALUE
--------------------------------------------------------------------------------
                                (TITLE OF CLASS)


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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-30047).


ITEM 2.           EXHIBITS.

                EXHIBIT
                NUMBER     DESCRIPTION
                ------     -----------

                1.1 Specimen of Common Stock certificate - incorporated herein by reference to Exhibit 4.2 to the Company's
                           Registration Statement on Form S-1 (File No.
                           333-30047).

                2.1 Certificate of Incorporation of Registrant - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1
                           (File No. 333-30047).

                2.2        Form of Amended and Restated Certificate of
                           Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1
                           (File No. 333-30047).

                2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's
                           Registration Statement on Form S-1 (File No.
                           333-30047).

                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     STERIGENICS INTERNATIONAL, INC.


Date:  August 7, 1997                    By:  /s/ James F. Clouser
                                            ------------------------
                                         James F. Clouser
                                         President and Chief Executive Officer

                                    EXHIBITS

                EXHIBIT
                NUMBER     DESCRIPTION
                ------     -----------
                1.1        Specimen of Common Stock certificate - incorporated
                           herein by reference to Exhibit 4.2 to the Company's
                           Registration Statement on Form S-1 (File No.
                           333-30047).

                2.1 Certificate of Incorporation of Registrant - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1
                           (File No. 333-30047).

                2.2        Form of Amended and Restated Certificate of
                           Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1
                           (File No. 333-30047).

                2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's
                           Registration Statement on Form S-1 (File No.
                           333-30047).